LIQUIDITY AND MANAGEMENT'S PLANS	12 Months Ended
Dec. 31, 2012
LIQUIDITY AND MANAGEMENTS PLANS [Abstract]
LIQUIDITY AND MANAGEMENT'S PLANS

NOTE 2. - LIQUIDITY AND MANAGEMENT'S PLANS

Since 2006, 22nd Century Ltd has incurred substantial operating losses as it transitioned from being solely a licensor of its proprietary technology and tobaccos to commercializing its own tobacco products. At December 31, 2012, the Company had current assets of $1,281,305 and current liabilities of $4,602,948. Cash on hand at December 31, 2012 of $188 is insufficient to sustain operations and pay outstanding current liabilities as they become due. The Company has suspended clinical trials for X-22 in order to reduce expenditures and is seeking licensing agreements for its products with both domestic and international businesses. The Company's Board of Directors authorized management to seek additional financing involving equity securities which will be dilutive to 22nd Century Group's existing shareholders' respective ownership percentages.

Goodrich Tobacco continues to explore having its RED SUN, MAGIC and SPECTRUM brands produced by an alternative contract manufacturer that is a participating manufacturer to the MSA. In parallel to these efforts, in January 2013 Goodrich Tobacco applied to the Alcohol and Tobacco Tax Trade Bureau ("TTB") for a federal permit to manufacture its own tobacco products. Being a federally licensed tobacco product manufacturer is a primary requirement of becoming a participating manufacturer of the MSA. On February 26, 2013, Goodrich Tobacco applied to the NAAG to become a participating manufacturer to the MSA. Both of these measures, if approved by the TTB and NAAG, will greatly facilitate the sales and distribution potential of RED SUN and MAGIC. To facilitate Goodrich Tobacco becoming a participating manufacturer of the MSA, sales and marketing of these products have been curtailed, especially in 2012 because the more RED SUN and MAGIC that is sold while being produced by a non-participating manufacturer, the greater settlement cost Goodrich Tobacco likely has to pay to become a participating manufacturer of the MSA. The Company expects its cigarette factory start up costs to be approximately $250,000 and it plans to lease a portion of the machinery required. The costs associated with the MSA settlement are expected to be less than $40,000.

Subsequent to December 31, 2012, the Company realized net proceeds of approximately $2.125 million through the sale of preferred shares and convertible notes with a carrying value at December 31, 2012 of approximately $1.41 million were converted into common stock and warrants. While these steps significantly improved the Company's financial position, it will need additional financing or one or more significant licensing arrangements for its products in order to complete the cash requirements to fund operations and meet its obligations during 2013. There can be no assurance that the Company will be able to raise sufficient financing or obtain a significant licensing contract. The financial statements do not include any adjustments that might result from this uncertainty